Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Distillate U.S. Fundamental Stability & Value ETF

April 30, 2024

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated January 31, 2024

Effective May 1, 2024 (the “Effective Date”), Vident Asset Management no longer serves as the sub-adviser for Distillate U.S. Fundamental Stability & Value ETF (the “Fund”). Accordingly, as of the Effective Date, all references to Vident Asset Management (“Vident”), and all portfolio managers of the Fund that are employed by Vident, in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are deleted in their entirety.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.